UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2022

Core Scientific, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Barton Springs Road, Suite 300 Austin, Texas	78704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CORZ	The Nasdaq Global Select Market
Warrants, exercisable for shares of common stock	CORZW	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant's Certifying Accountant
As previously reported on a Current Report on Form 8-K filed on October 28, 2022 by Core Scientific, Inc. (the “Company”), on October 24, 2022, the Audit Committee of the Company’s Board of Directors approved the engagement of Marcum LLP (“Marcum”) as its independent registered public accounting firm for the fiscal year ending December 31, 2022, subject to Marcum’s completion of their client acceptance procedures. At the same meeting, the Audit Committee approved the dismissal of Ernst & Young LLP (“EY”) as independent registered public accounting firm of the Company effective upon the date of the filing of the quarterly report on Form 10-Q for the quarter ending September 30, 2022.
The Company is filing this amendment to the above-referenced Form 8-K to disclose that on November 22, 2022, the Marcum completed its client acceptance procedures.
During the Company’s two most recent fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through November 22, 2022, neither the Company nor anyone acting on its behalf consulted with Marcum regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in connection with which either a written report or oral advice was provided to the Company that Marcum concluded was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01    Financial Statement and Exhibits
(d) Exhibits

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP addressed to the U.S. Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Dated: November 23, 2022

	By:	/s/ Denise Sterling
	Name:	Denise Sterling
	Title:	Chief Financial Officer